SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 14, 1998


                      FIRST ROBINSON FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



   Delaware                          0-29276                        36-4145294
(State or other             (Commission File Number)               (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)



501 East Main Street, Robinson, Illinois                               62454
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (618) 544-8621



                                       N/A
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits

     (c)  Exhibits:

               Exhibit 99.1 Press release dated August 14, 1998, announcing the completion of the Company's stock repurchase program.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST ROBINSON FINANCIAL CORPORATION



Date: August 17, 1998              By: /s/ Rick L. Catt
                                       ----------------------------------------
                                       Rick L. Catt
                                       President and Chief Executive Officer